UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	83-0662116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1170 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement; Warrant Agent Agreement

On February 15, 2022, Direct Digital Holdings, Inc. (the “Company”) completed its initial public offering (“IPO”) of 2,800,000 units (“Units”), each consisting of (i) one share (the “Shares”) of the Company’s Class A common stock, par value $0.001 (the “Common Stock”), and (ii) one warrant of the Company (the “Warrants”) entitling the holder to purchase one share of Common Stock at an exercise price of $5.50 per share of Common Stock. The Warrants are immediately exercisable upon issuance and are exercisable for a period of five years after the issuance date. The Shares and Warrants may be transferred separately immediately upon issuance. The underwriters in the IPO were granted a 45-day option to purchase up to an additional 420,000 Shares and/or Warrants, or any combination thereof, to cover over-allotments, which they initially exercised, in part, electing to purchase Warrants to purchase an additional 420,000 Shares.

The Units were sold at a price of $5.50 per Unit, and the Company estimates the net proceeds from the IPO to be $12.4 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. In connection with the IPO, the Company issued to the Representatives (as defined below) a unit purchase option to purchase (i) an additional 140,000 Units at a per Unit exercise price of $6.60, which is equal to 120% of the public offering price per Unit sold in the IPO, and (ii) Warrants to purchase 21,000 shares of Common Stock at a per Warrant exercise price of $0.012, which is equal to 120% of the assumed public offering price per Warrant sold in the IPO.

In connection with the IPO, the Company entered into the following additional agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261059) initially filed with the U.S. Securities and Exchange Commission on November 15, 2021, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated February 10, 2022, by and among the Company, The Benchmark Company, LLC and Roth Capital Partners, LLC, as representatives of the underwriters (the “Representatives”), a copy of which is attached as Exhibit 1.1 hereto and incorporated in this Item 1.01 by reference.

•	A Unit Purchase Option, dated February 15, 2022, issued by the Company to The Benchmark Company, LLC, a copy of which is attached as Exhibit 4.1 hereto and incorporated in this Item 1.01 by reference.

•	A Unit Purchase Option, dated February 15, 2022, issued by the Company to Roth Capital Partners, LLC, a copy of which is attached as Exhibit 4.2 hereto and incorporated in this Item 1.01 by reference.

•	A Warrant Agent Agreement, dated February 15, 2022, by and among the Company and American Stock Transfer & Trust Company, LLC, a copy of which is attached as Exhibit 4.3 hereto and incorporated in this Item 1.01 by reference.

Second Amended and Restated Limited Liability Company Agreement of Direct Digital Holdings, LLC

On February 15, 2022, in connection with the IPO, Direct Digital Holdings, LLC (“DDH LLC”) amended and restated its existing limited liability company agreement (as amended and restated, the “LLC Agreement”). The amendments to the LLC Agreement, among other things, (i) admit the Company as the sole managing member of DDH LLC and (ii) effectuate a recapitalization of all outstanding preferred and common units of DDH LLC into (a) economic nonvoting units of DDH LLC held by the Company and Direct Digital Management LLC, a holding company owned by our Chairman and Chief Executive Officer and our President (“DDM”), and (b) noneconomic voting units of DDH LLC, 100% of which will be held by the Company. In accordance with the terms of the LLC Agreement, the holders of DDH LLC’s units will generally have the right to exchange their LLC units for shares of Common Stock at an exchange ratio of one share of Common Stock for each DDH LLC unit exchanged.

The foregoing description of the LLC Agreement is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Tax Receivable Agreement

On February 15, 2022, in connection with the IPO, the Company entered into a Tax Receivable Agreement with DDH LLC and DDM (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, the Company is required to pay 85% of the amount of tax benefits, if any, that the Company realizes, or is deemed to realize, resulting from any Basis Adjustments (as defined in the Tax Receivable Agreement) and certain other tax benefits arising from payments under the Tax Receivable Agreement. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless the Company exercises its right to terminate the Tax Receivable Agreement for an amount equal to the estimated present value of the remaining payments to be made under the Tax Receivable Agreement.

The foregoing description of the Tax Receivable Agreement is not complete and is qualified in its entirety by reference to the full text of the Tax Receivable Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

On February 15, 2022, an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) became effective in connection with the IPO. The Board and sole existing stockholder previously approved the Amended and Restated Certificate to be effective upon the consummation of the IPO.

Amendment and Restatement of By-Laws

Effective as of February 15, 2022, the Company adopted amended and restated by-laws (the “Amended and Restated Bylaws”), in connection with the consummation of the IPO. The Board previously approved the Amended and Restated Bylaws to be effective upon the consummation of the IPO.

Please see the description of the Amended and Restated Certificate and the Amended and Restated By-Laws in the section entitled “Description of Securities” in the Registration Statement. The foregoing descriptions, including the descriptions in the Registration Statement, of the Amended and Restated Certificate and the Amended and Restated By-Laws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and the Amended and Restated By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On February 10, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached here as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
1.1	Underwriting Agreement, dated February 10, 2022, by and among the Company, The Benchmark Company, LLC and Roth Capital Partners, LLC, as representatives of the underwriters.
3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Unit Purchase Option, dated February 15, 2022, issued by the Company to The Benchmark Company, LLC.
4.2	Unit Purchase Option, dated February 15, 2022, issued by the Company to Roth Capital Partners, LLC.
4.3	Warrant Agent Agreement, dated February 15, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC.
10.1	Second Amended and Restated Limited Liability Company Agreement of Direct Digital Holdings, LLC.
10.2	Tax Receivable Agreement, dated February 15, 2022, by and among the Company, Direct Digital Holdings, LLC and Direct Digital Management, LLC.
99.1	Press Release, dated February 10, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 16, 2022 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Susan Echard
Susan Echard Chief Financial Officer and Corporate Secretary